Exhibit 10.1
September 4, 2009
Concho Resources Inc.
550 West Texas Ave., Suite 100
Midland, Texas 79701
Attention: Darin G. Holderness

Re:	Limited Consent and Waiver
Dear Mr. Holderness:
     We refer to that certain Amended and Restated Credit Agreement, dated as of July 31, 2008, among Concho Resources Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. References herein to any Section or Article shall be to a Section or Article of the Credit Agreement unless otherwise specifically provided.
     We understand that on or before September 30, 2009, and in accordance with Section 7.03(f), the Borrower intends to issue Senior Notes in an aggregate principal amount not to exceed $300,000,000 (the “2009 Senior Notes”). Pursuant to Section 3.05, upon the issuance of the 2009 Senior Notes, the Borrowing Base and the Conforming Borrowing Base then in effect must be reduced by $300 for every $1,000 in stated amount of the 2009 Senior Notes and consequently, the Aggregate Commitments will be reduced by an amount equal to the reduction in the Borrowing Base. Currently, the Borrowing Base is equal to the Conforming Borrowing Base. The Borrower has requested that the Lenders waive the reductions of the Borrowing Base and the Conforming Borrowing Base required as a result of the issuance of the 2009 Senior Notes and that each Lender consent to the postponement of any reduction in its Commitment resulting from any reduction in the Borrowing Base. Subject to the conditions described herein, each Lender a party hereto is willing to waive the adjustments to the Borrowing Base and Conforming Borrowing Base required as a result of the issuance of the 2009 Senior Notes and consent to the postponement of any such reduction in its Commitment as a result of any reduction in the Borrowing Base.
     Accordingly, each Lender a party hereto hereby waives the adjustments to the Borrowing Base and Conforming Borrowing Base required as a result of the issuance of the 2009 Senior Notes and consents to the postponement of any reduction in its Commitment as a result of any such reduction in the Borrowing Base; provided, that, (i) no Default or Event of Default has occurred and is continuing on the date the 2009 Senior Notes are issued, (ii) the 2009 Senior Notes are issued in accordance with Section 7.03(f), (iii) the issuance of the 2009 Senior Notes occurs on or before September 30, 2009 and (iv) on the date the proceeds from the issuance of the 2009 Senior Notes are received by Borrower, Borrower pays to the Administrative Agent any amounts required to eliminate any Borrowing Base Deficiency arising as a result of the issuance of the 2009 Senior Notes.
     By its signature below, the Borrower agrees that nothing herein shall be construed as a continuing waiver of the provisions of Section 3.05 or of a waiver of Section 7.03(f) or any other provision of the Credit Agreement or any other Loan Document. The waiver and consent set forth herein is expressly limited as follows: (i) such waiver and consent is limited solely to the adjustments to the Borrowing Base and Conforming Borrowing Base required as a result of the issuance of the 2009 Senior Notes and (ii) such waiver and consent is a limited one-time waiver and consent, and nothing contained herein shall obligate any Lender to grant any additional or future waiver or consent with respect to Section 3.05 or any other provision of the Credit Agreement or any other Loan Document.
     By its signature below, the Borrower acknowledges and agrees that except as expressly provided herein, the Credit Agreement and each of the other Loan Documents is hereby ratified and confirmed in all respects and shall remain in full force and effect.
     If the foregoing is acceptable to you, please execute a copy of this letter in the spaces provided below to evidence your acceptance and approval of the foregoing and return a fully-executed counterpart to the attention of the undersigned.
[Remainder of Page Intentionally Left Blank]

Very truly yours, JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:	/s/ Kimberly A. Bourgeois
	Name:	Kimberly A. Bourgeois
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

BNP PARIBAS, as a Co-Documentation Agent and a Lender
By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Managing Director

By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorn
	Title:	Director

CALYON NEW YORK BRANCH, as a Co-Documentation Agent and a Lender
By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

ING CAPITAL LLC, as a Co-Documentation Agent and a Lender
By:	/s/ Charles E. Hall
	Name:	Charles E. Hall
	Title:	Managing Director

BANK OF SCOTLAND, plc, as a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Jeff Olmstead
	Name:	Jeff Olmstead
	Title:	Assistant Vice President

CITIBANK, N.A. (formerly Citibank Texas, N.A.), as a Lender
By:	/s/ Gary T. Brednich
	Name:	Gary T. Brednich
	Title:	Vice President

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

THE FROST NATIONAL BANK, as a Lender
By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Vice President

NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

STERLING BANK, as a Lender
By:	/s/ Jeff Forbis
	Name:	Jeff Forbis
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tara R. McLean
	Name:	Tara R. McLean
	Title:	Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Reed Thompson
	Name:	Reed Thompson
	Title:	Senior Vice President

UNION BANK, N.A., as a Lender
By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Vice President

COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

KEY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Angela McCracken
	Name:	Angela McCracken
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Reed Thompson
	Name:	Reed Thompson
	Title:	Senior Vice President

SUNTRUST BANK, as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Michael M. Meagher
	Name:	Michael M. Meagher
	Title:	Vice President

ACCEPTED AND AGREED TO: BORROWER: CONCHO RESOURCES INC., a Delaware corporation
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTORS: COG OPERATING LLC, a Delaware limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

COG REALTY LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

CONCHO ENERGY SERVICES LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer

QUAIL RANCH LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Vice President, Chief Financial Officer and Treasurer